UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 19, 2006


                            WEALTHCRAFT SYSTEMS INC.
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)


             NEVADA                   000-51575                 88-0409165
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                            6767 W. Tropicana Avenue
                                    Suite 207
                                Las Vegas, Nevada
                                   89103-4754
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                  (702) 248-1047
               __________________________________________________
               Registrant's telephone number, including area code


                            Parque La Quinta Estates
         _____________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
         YEAR.

                  On October 1, 2006, Parque La Quinta Estates (the "Registrant') cause to be formed a corporation under the laws of the State of Nevada called Wealthcraft Systems Inc. and on October 10, 2006, Registrant acquired one hundred shares of its common stock for cash. As such, Wealthcraft Systems Inc. ("Merger Sub"), became a wholly-owned subsidiary of Registrant.

                  On October 19, 2006, Merger Sub was merged with and into the Registrant. As a result of the merger, the corporate name of the Registrant was changed to "Wealthcraft Systems Inc." Prior to the merger, Merger Sub had no liabilities and nominal assets and, as a result of the merger the separate existence of Merger Sub had ceased. The Registrant was the surviving corporation in the merger and, except for the name change provided for in the Agreement and Plan of Merger, there was no change in the directors, officers, capital structure or business of the Registrant.

                  Registrant, as the parent domestic Nevada corporation, owning at least 90 percent of the outstanding shares of Merger Sub, under Nevada law (NRS Section 92A.180) may merge Merger Sub into itself without shareholder approval and effectuate a name change without shareholder approval.

                  See the Articles of Merger in 9.01 below. Said Articles of Merger provide that the name may be changed as part of the merger of the subsidiary into the parent.




9.01.    FINANCIAL STATEMENTS, AND EXHIBITS.

         Exhibit 3.1 Articles of Merger with Agreement and Plan of Merger by and between the Registrant and Merger Sub


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


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 19, 2006


                                    Wealthcraft Systems Inc.
                                    (formerly Parque La Quinta Estates)


                                    By: /s/ BONITA R. ALVAREZ
                                        ______________________
                                            Bonita R. Alvarez
                                            President


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